EXHIBIT 23.3
                                  ------------

INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement on Form S-4 of Zions Bancorporation of our report dated January 21, 1994, on the consolidated financial statements of Southern Arizona Bancorp, Inc. and subsidiary for the year ended December 31, 1993, appearing in the Proxy Statement, which is a part of this Registration statement.

We also consent to the reference to us under the heading "Experts" in such Proxy.

                                                     /s/ DELOITTE & TOUCHE LLP
                                                     --------------------------
                                                     DELOITTE & TOUCHE LLP




Phoenix, Arizona
April 9, 1996



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